Exhibit 99.1

Ticker: EGBN www.eaglebankcorp.com Sandler O’Neill +Partners East Coast Financial Services Conference November 16 & 17,2016

Forward Looking Statements

This presentation contains forward looking statements within the meaning of the Securities and Exchange Act of 1934, as amended, including statements of goals, intentions, and expectations as to future trends, plans, events or results of Company operations and policies and regarding general economic conditions. In some cases, forward-looking statements can be identified by use of words such as "may," "will," "anticipates," "believes," "expects," "plans," "estimates," "potential," "continue," "should," and similar words or phrases. These statements are based upon current and anticipated economic conditions, nationally and in the Company's market, interest rates and interest rate policy, competitive factors and other conditions which by their nature, are not susceptible to accurate forecast and are subject to significant uncertainty. For details on factors that could affect these expectations, see the risk factors and other cautionary language included in the Company's Annual Report on Form 10-K and other periodic and current reports filed with the SEC. Because of these uncertainties and the assumptions on which this discussion and the forward-looking statements are based, actual future operations and results in the future may differ materially from those indicated herein. Readers are cautioned against placing undue reliance on any such forward-looking statements. The Company's past results are not necessarily indicative of future performance. The Company does not undertake to publicly revise or update forward-looking statements in this presentation to reflect events or circumstances that arise after the date of this presentation, except as may be required under applicable law. This presentation was delivered digitally. The Company makes no representation that subsequent to delivery of the presentation it was not altered. For the most current, accurate information, please refer to www.eaglebankcorp.com and go to the Investor Relations tab.

For further information on the Company please contact: Michael T. Flynn
240-497-2040
mflynn@eaglebankcorp.com

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2 Company Overview ▪ Eagle Bancorp, Inc. is a growth-oriented community bank headquartered in Bethesda, Maryland ▪ Focused on the Washington, DC metropolitan area, with 21 branches ▪ Commercially-oriented business model with deep relationships of loans, core deposits and related products ▪ #1 in deposit market share among community banks headquartered in the Washington, DC metropolitan area ▪ Largest market capitalization of any community bank based in the Washington, DC metropolitan area ▪ Largest and most profitable bank headquartered and operating in the state of Maryland

3 Investment Highlights ▪ Focused on Profitability and Balanced Financial Performance ▪ Strong Net Interest Margin = 4.11% ▪ Clean Asset Quality: NPAs/Assets = 0.41% ▪ Low Charge-Off History: NCOs/Average Loans = 0.14% ▪ Driven by Long-Term, Deep Customer Relationships ▪ Demonstrated Consistent Organic Growth ▪ Strategic Geographic Market Positioning ▪ Dedicated Board Focused on Vision ▪ Proven Ability to Evaluate and Execute Acquisitions NOTE: Financial data at or for the quarter ended September 30, 2016.

Experienced Senior Management Team 4 Years Years in with Name Title/Function Banking EGBN Ronald D. Paul Chairman, President & CEO 29 18 Susan G. Riel Sr. EVP & COO - EagleBank 40 18 James H. Langmead* EVP & Chief Financial Officer - Eagle Bancorp & EagleBank 45 11 Laurence E. Bensignor EVP & General Counsel 6 6 Antonio F. Marquez EVP & Chief Real Estate Lending Officer 31 5 Lindsey S. Rheaume EVP & Chief C&I Lending Officer 31 2 Janice L. Williams EVP & Chief Credit Officer 22 13 * Will be retiring on March 31, 2017.

5 Summary Statistics NOTE: Data at September 30, 2016 unless otherwise noted. (1) Please refer to the Non-GAAP reconciliation and footnotes in the appendices on pages 32 -34. Total Assets: $6.8 billion Total Loans: $5.5 billion Total Deposits: $5.6 billion Tangible Common Equity: $707.9 million (1) Tangible Book Value per Common Share: $21.08 (1) Shares Outstanding (at close October 31, 2016) 33,632,710 Market Capitalization (at close October 31, 2016): $1.65 billion Insider Ownership: 10.1% Institutional Ownership: 68% Member of Russell 2000 Yes

EagleBank Branch Locations Montgomery County Prince George’s County Fairfax County Loudoun County Washington, DC N I-270 I-95 I-495 US 50 I-95 I-495 I-66 I-495 Branch System Virginia 9 Maryland 7 Washington, DC 5 Total 21 NOTE: Branch total as of October 31, 2016. Arlington Alexandria 6

Deposit Market Share

Washington, DC Metropolitan Area							
Rank	Local Community Banks	Company Name	Branches	June 30, 2015 Balance	June 30, 2016 Balance	Annual Growth	2016 Market Share
1		Wells Fargo & Co.	167	31,032,284	31,572,851	1.7%	16.9%
2		Bank of America Corp.	159	28,522,101	30,275,134	6.1%	16.2%
3		Capital One Financial Corp.	169	22,004,362	25,654,173	16.6%	13.7%
4		SunTrust Banks Inc.	167	18,715,435	18,602,750	-0.6%	9.9%
5		BB&T Corp.	185	14,163,943	13,470,334	-4.9%	7.2%
6		PNC Financial Services Group Inc.	185	12,380,099	12,496,495	0.9%	6.7%
7		Citigroup Inc.	36	7,085,409	6,677,000	-5.8%	3.6%
8	**1**	**Eagle Bancorp Inc.**	**20**	**4,958,516**	**5,404,317**	**9.0%**	**2.9%**
9		United Bankshares Inc.	54	4,461,891	5,386,027	20.7%	2.9%
10		M&T Bank Corp.	79	4,238,739	4,241,489	0.1%	2.3%
11	2	Cardinal Financial Corp.	31	2,957,224	3,273,440	10.7%	1.7%
12		Toronto-Dominion Bank	46	2,761,470	3,146,013	13.9%	1.7%
13	3	Sandy Spring Bancorp Inc.	35	2,544,621	2,741,591	7.7%	1.5%
14		HSBC Holdings Plc	12	2,143,621	2,289,874	6.8%	1.2%
15	4	Burke & Herbert Bank & Trust Co.	25	2,232,564	2,262,071	1.3%	1.2%
16	5	WashingtonFirst Bankshares Inc.	19	1,254,381	1,563,287	24.6%	0.8%
17		Union Bank & Trust	18	1,039,361	1,166,512	12.2%	0.6%
18	6	Access National Corp.	5	913,515	1,054,862	15.5%	0.6%
19	7	Middleburg Financial Corp.	10	958,543	993,347	3.6%	0.5%
20	8	Old Line Bank	15	871,198	961,395	10.4%	0.5%
21	9	Revere Bank	4	531,966	802,715	50.9%	0.4%
22	10	John Marshall Bank	6	668,015	762,331	14.1%	0.4%
23	11	Capital Bank	3	561,058	718,690	28.1%	0.4%
24	12	Community Bank of the Chesapeake	6	634,651	714,776	12.6%	0.4%
25	13	First Virginia Community Bank	5	588,080	678,504	15.4%	0.4%
		All Other Market Participants	210	10,301,562	10,220,383	-0.8%	5.5%
		Market Total	1,671	178,524,609	187,130,361	4.8%	100.0%

74.1% (ranks 1–7 combined market share)

NOTE: Washington, D.C. Metro Area as defined in FDIC Summary of Deposits Report. Data excludes: E*Trade whose deposits are substantially from outside of the defined market area.
SOURCE: FDIC, as of June 30, 2015 and June 30, 2016.

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Performance Statistics NOTE: (1) Bank Holding Company Performance Report Peer Group represents companies with consolidated assets between $3 billionand $10 billion. (2) Please refer to the Non-GAAP reconciliation and footnotes in the appendices on pages 32 -34. * Impact of Q3 2016 Sub-Debt raise was (0.15%). 8 Peer Group (1) Key Ratios (at or for the quarter ended) 2015Q4 2016Q1 2016Q2 2016Q3 2016Q2 ¦ Net Interest Margin 4.38% 4.31% 4.30% 4.11%* 3.49% ¦ Efficiency Ratio 41.47% 40.80% 39.63% 40.54% 63.62% ¦ NPAs + 90 Days Past Due/Total Assets 0.31% 0.42% 0.39% 0.41% 0.68% ¦ Allowance Loan Losses/Gross Loans 1.05% 1.06% 1.05% 1.04% 1.06% ¦ Reserve/NPLs (Coverage Ratio) 397.95% 249.03% 264.44% 255.29% 192.84% ¦ Net Charge-Offs to Average Loans (Annualized) 0.18% 0.09% 0.15% 0.14% 0.11% ¦ Tangible Common Equity/Tangible Assets (2) 10.56% 10.86% 10.88% 10.64% N/A ¦ Tier 1 Leverage Ratio 10.90% 11.01% 11.24% 11.12% 9.87% ¦ Return on Average Assets 1.50% 1.54% 1.57% 1.50% 0.97% ¦ Return on Average Common Equity 12.08% 12.39% 12.40% 12.04% 5.96% ¦ Earnings Per Share (Diluted) $0.65 $0.68 $0.71 $0.72 N/A EGBN

$0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 $4,500 $5,000 $5,500 $6,000 $6,500 $7,000 Millions of Dollars 11Q3 11Q4 12Q1 12Q2 12Q3 12Q4 13Q1 13Q2 13Q3 13Q4 14Q1 14Q2 14Q3 14Q4 15Q1 15Q2 15Q3 15Q4 16Q1 16Q2 16Q3 Total Assets Consistent Balance Sheet Growth NOTE: Virginia Heritage Bank acquisition closed on October 31, 2014. (1) Q3 2011 excludes the “settlement deposit.” (1) 9

$5,000 $6,000 $7,000 $8,000 $9,000 $10,000 $11,000 $12,000 $13,000 $14,000 $15,000 $16,000 $17,000 $18,000 $19,000 $20,000 $21,000 $22,000 $23,000 $24,000 $25,000 Thousands of Dollars 11Q3 11Q4 12Q1 12Q2 12Q3 12Q4 13Q1 13Q2 13Q3 13Q4 14Q1 14Q2 14Q3 14Q4 15Q1 15Q2 15Q3 15Q4 16Q1 16Q2 16Q3 Net Income Available to Common TARP Dividend SBLF Dividend Consistent Net Income Growth $24,523 10 NOTE: Virginia Heritage Bank acquisition closed on October 31, 2014.

Net Interest Margin NOTE: Bank Holding Company Performance Report Peer Group represents companies with consolidated assets between $3 billion and $10 billion. Virginia Heritage Bank acquisition closed on October 31, 2014. * Impact of Q3 2016 Sub-Debt raise was (0.15%). 11 3.99% 4.32% 4.30% 4.44% 4.33% 4.31% 4.30% 4.11% 3.77% 3.59% 3.56% 3.58% 3.49% 3.48% 3.49% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 5.00% 2011Y 2012Y 2013Y 2014Y 2015Y 2016Q1 2016Q2 2016Q3 EGBN Peer Group *

Yields and Cost of Funds NOTE: Bank Holding Company Performance Report Peer Group represents companies with consolidated assets between $3 billion and $10 billion. Virginia Heritage Bank acquisition closed on October 31, 2014. * Impact of Q3 2016 Sub-Debt Raise was (0.6bps) to Yield on Average Earnings Assets and 0.9bps on Cost of Funds. 12 4.80% 4.81% 4.67% 4.77% 4.69% 4.67% 4.70% 4.60% 4.75% 4.35% 4.13% 4.06% 3.93% 3.93% 3.94% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 5.00% 2011Y 2012Y 2013Y 2014Y 2015Y 2016Q1 2016Q2 2016Q3 Yield on Average Earning Assets EGBN Peer Group 5.80% 5.68% 5.51% 5.37% 5.24% 5.13% 5.10% 5.08% 5.65% 5.32% 4.96% 4.72% 4.48% 4.44% 4.43% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% 2011Y 2012Y 2013Y 2014Y 2015Y 2016Q1 2016Q2 2016Q3 Yield on Loans EGBN Peer Group 0.81% 0.49% 0.37% 0.33% 0.36% 0.36% 0.40% 0.49% 0.96% 0.68% 0.52% 0.45% 0.42% 0.44% 0.45% 0.00% 0.25% 0.50% 0.75% 1.00% 1.25% 2011Y 2012Y 2013Y 2014Y 2015Y 2016Q1 2016Q2 2016Q3 Cost of Funds EGBN Peer Group * *

$1.95 $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 2011Y 2012Y 2013Y 2014Y 2015Y 2016YTD EPS (Reported) EPS (Operating) Earnings per Share $2.50 13 $2.08 $1.76 $1.46 $1.04 NOTE: There was a 10% stock dividend paid on the common stock on June 14, 2013. Virginia Heritage Bank acquisition closed on October 31, 2014. EPS (Operating) for 2014 is net of merger related expenses; Please refer to the Non-GAAP reconciliation and footnotes in the appendices on pages 32 -34. $2.11

$9.38 $11.47 $12.89 $14.56 $18.83 $21.08 $0.00 $5.00 $10.00 $15.00 $20.00 $25.00 2011Y 2012Y 2013Y 2014Y 2015Y 2016YTD Tangible Book Value per Share NOTE: Please refer to the Non-GAAP reconciliation and footnotes in the appendices on pages 32-34. Virginia Heritage Bank acquisition closed on October 31, 2014. 14

$0 $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 $80,000 Revenue ($000s) Non-Int Expense ($000s) Consistent Increases in Operating Leverage NOTE: Please refer to the Non-GAAP reconciliation and footnotes in the appendices on pages 32 -34. Virginia Heritage Bank acquisition closed on October 31, 2014. Data for Q2, Q3, Q4 2014 are shown on an operating basis, net of merger related expenses. 15

Consistently Improving Efficiency Ratio Note: Bank Holding Company Performance Report Peer Group represents companies with consolidated assets between $3 billion and $10 billion. Virginia Heritage Bank acquisition closed on October 31, 2014. Please refer to the Non-GAAP reconciliation and footnotes in the appendices on pages 32 -34. 16 56% 51% 50% 51% 42% 41% 40% 41% 72% 67% 69% 68% 65% 64% 64% 35% 40% 45% 50% 55% 60% 65% 70% 75% 2011Y 2012Y 2013Y 2014Y 2015Y 2016Q1 2016Q2 2016Q3 EGBN Peer Group

Moderate Interest Rate Risk Position

(Dollar value in thousands)

Interest Rate Indicators and Trends	2011Y	2012Y	2013Y	2014Y	2015Y	2016Q1	2016Q2	**2016Q3**
Repricing Duration of Assets and Liabilities (months)								
Investments	40	45	50	49	47	42	41	**41**
Loans	24	25	26	27	25	25	24	**23**
Deposits	36	38	32	34	32	30	30	**28**
Borrowings	15	17	16	30	40	41	27	**57**
Economic Value of Assets and Liabilities								
Book Value of Portfolio Loans	$ 2,056,256	$ 2,493,095	$ 2,945,158	$ 4,312,399	$ 4,998,368	$ 5,155,871	$ 5,403,429	**$ 5,481,975**
Economic Value of Portfolio Loans	$ 2,056,047	$ 2,515,409	$ 2,979,180	$ 4,314,618	$ 5,000,717	$ 5,170,212	$ 5,415,639	**$ 5,492,339**
Premium (Discount) in Loans	0.0%	0.9%	1.2%	0.1%	0.0%	0.3%	0.2%	**0.2%**
Book Value of Deposits	$ 2,392,096	$ 2,897,222	$ 3,225,413	$ 4,310,768	$ 5,158,445	$ 5,189,646	$ 5,335,989	**$ 5,558,149**
Economic Value of Deposits	$ 2,322,358	$ 2,706,461	$ 3,148,113	$ 4,197,226	$ 5,002,426	$ 5,097,095	$ 5,266,214	**$ 5,479,137**
Premium (Discount) in Deposits	-2.9%	-6.6%	-2.4%	-2.6%	-3.0%	-1.8%	-1.3%	**-1.4%**
Book Value of Equity	$ 266,712	$ 349,976	$ 393,864	$ 620,761	$ 738,602	$ 762,496	$ 788,629	**$ 815,639**
Economic Value of Equity	$ 333,452	$ 445,637	$ 504,253	$ 734,935	$ 896,974	$ 869,387	$ 870,611	**$ 908,407**
Equity Premium Percentage	25%	27%	28%	18%	21%	14%	10%	**11.4%**
Interest Rate Shock Analysis								
SHORT TERM EFFECTS (dollars in thousands)								
Net Interest Income - Flat balance Sheet	$ 107,134	$ 131,479	$ 146,422	$ 202,091	$ 250,826	$ 252,009	$ 260,993	**$ 258,087**
Net Interest Income - +100 basis point shock	$ 107,961	$ 131,164	$ 143,418	$ 197,675	$ 250,113	$ 253,070	$ 263,303	**$ 262,392**
Percentage Change	0.8%	-0.2%	-2.1%	-2.2%	-0.3%	0.4%	0.9%	**1.7%**
Net Interest Income - +200 basis point shock	$ 110,600	$ 134,029	$ 144,773	$ 199,613	$ 257,705	$ 262,497	$ 274,552	**$ 275,438**
Percentage Change	3.2%	1.9%	-1.1%	-1.2%	2.7%	4.2%	5.2%	**6.7%**
Net Interest Income - +300 basis point shock	$ 115,583	$ 139,317	$ 148,470	$ 203,701	$ 266,070	$ 272,878	$ 286,674	**$ 289,197**
Percentage Change	7.9%	6.0%	1.4%	0.8%	6.1%	8.3%	9.8%	**12.1%**
Net Interest Income - +400 basis point shock	$ 119,178	$ 144,830	$ 152,069	$ 207,441	$ 274,468	$ 283,169	$ 298,763	**$ 303,009**
Percentage Change	11.2%	10.2%	3.9%	2.6%	9.4%	12.4%	14.5%	**17.4%**
Net Interest Income - - 100 basis point shock	$ 110,970	$ 130,826	$ 141,639	$ 200,680	$ 244,895	$ 246,881	$ 255,898	**$ 251,606**
Percentage Change	3.6%	-0.5%	-3.3%	-0.7%	-2.4%	-2.0%	-2.0%	**-2.5%**
Net Interest Income - - 200 basis point shock	$ 112,116	$ 129,851	$ 137,192	$ 196,217	$ 241,220	$ 243,844	$ 254,531	**$ 249,584**
Percentage Change	4.7%	-1.2%	-6.3%	-2.9%	-3.8%	-3.2%	-2.5%	**-3.3%**

- Both assets and liabilities remain short with repricing durations at 23 months on loans and 28 months on deposits
- A 100 bps shock increase would increase Net Interest Income by about $4.3 million or 1.7% on a **static** balance sheet over a 12 month period

Source: FTN Quarterly IRR Report.
Virginia Heritage Bank acquisition closed on October 31, 2014.

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(1) Core deposits include CDAR’s and ICS reciprocal deposits.  Commercial focus drives growth of Noninterest Bearing Demand accounts  Wholesale Deposits used to enhance favorable cost of funds, not a strategy to replace growth in core deposits Deposit Composition and Growth 18 (Dollar Values in Thousands) Annual Growth Rate Deposit Type % of % of % of Balance Total Balance Total Balance Total % Noninterest Bearing 1,402,447$ 28.5% 1,405,067$ 27.2% 1,668,271$ 30.0% 19.0% Interest Bearing Transaction 207,716 4.2% 178,797 3.5% 297,973 5.4% 43.5% Core Savings & Money Market (1)2,232,340 45.3% 2,515,224 48.8% 2,390,367 43.0% 7.1% Core CD's (1) 544,733 11.1% 507,503 9.8% 516,946 9.3% (5.1%) Wholesale Money Market 281,970 5.7% 320,101 6.2% 412,151 7.4% 46.2% Wholesale CD's 257,382 5.2% 231,752 4.5% 272,441 4.9% 5.9% Total Deposits 4,926,588$ 100% 5,158,444$ 100% 5,558,149$ 100% 12.8% As of December 31, 2015 As of September 30, 2016As of September 30, 2015

Balanced Loan and Deposit Growth 19 NOTE: Virginia Heritage Bank acquisition closed on October 31, 2014. $0.0 $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 $ i n B i l l i o n s Total Loans Total Deposits

Detail of Loan Portfolio

(Dollar Value in Thousands)

County	C&I	Owner Occupied CRE	Owner Occupied Const.	Income Producing CRE	Construction	Land	Residential Mortgage	Home Equity	Other Consumer	TOTAL	% of Total
Maryland											
Montgomery	$ 320,890	$ 90,503	$ 42,251	$ 264,334	$ 121,859	$ 3,728	$ 39,987	$ 51,043	$ 4,073	$ 938,668	17.1%
Prince George's	70,660	60,143	26,175	173,473	34,100	8,025	637	1,197	142	374,552	6.8%
Baltimore	16,780	13,715	9,700	156,349	15,269	-	-	452	125	212,390	3.9%
Anne Arundel	9,950	15,884	-	95,840	3,153	4,102	4,560	2,396	31	135,916	2.5%
Frederick	5,782	3,028	-	75,113	564	-	1,082	529	1	86,099	1.6%
Howard	23,388	586	2,212	31,603	-	11,136	4,075	2,290	53	75,343	1.4%
Eastern Shore	4,482	6,045	-	61,410	-	-	2,806	383	53	75,179	1.4%
Charles	322	21,228	-	8,125	-	-	472	-	-	30,147	0.5%
Other MD	6,504	3,934	-	23,638	5,669	4,512	1,068	568	34	45,927	0.8%
Washington DC	299,369	138,026	12,698	954,451	351,489	4,861	51,855	19,280	280	1,832,309	33.5%
Virginia											
Fairfax	151,218	85,020	9,425	291,722	100,680	11,654	14,970	14,418	610	679,717	12.4%
Alexandria	27,769	12,915	-	68,876	44,598	-	1,491	3,083	120	158,852	2.9%
Loudoun	35,563	49,556	-	25,621	37,545	853	1,944	3,688	199	154,969	2.8%
Arlington	39,474	975	-	70,726	23,444	-	1,226	2,033	37	137,915	2.5%
Prince William	6,650	38,810	2,215	68,059	10,077	1,651	680	1,903	175	130,220	2.4%
Fauquier	-	3,879	-	10,074	-	-	-	316	10	14,279	0.3%
Other VA	22,157	35,241	-	98,157	28,454	3,070	1,114	790	96	189,079	3.4%
Other USA	89,084	10,939	-	73,615	1,180	6,464	26,472	2,487	173	210,414	3.8%
Total	$1,130,042	$590,427	$104,676	$2,551,186	$778,081	$60,056	$154,439	$106,856	$6,212	$5,481,975	100.0%
% of Total	20.6%	10.8%	1.9%	46.6%	14.2%	1.1%	2.8%	1.9%	0.1%	100.0%	

- Concentration in quality markets: Washington, DC, Montgomery County, Fairfax County
- Held for Sale residential mortgages not included

NOTE: Data as of September 30, 2016

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Credit Quality Trends 21 NOTE: Virginia Heritage Bank acquisition closed on October 31, 2014. (Dollar Values in Thousands) 2011Y 2012Y 2013Y 2014Y 2015Y 2016Q1 2016Q2 2016Q3 Nonperforming Assets: Accruing Loans 90 or More Days Past Due -$ -$ -$ -$ -$ -$ -$ -$ Nonaccrual 32,794 30,684 24,702 22,443 13,239 21,928 21,380 22,274 Total Nonperforming Loans (NPLs) 32,794$ 30,684$ 24,702$ 22,443$ 13,239$ 21,928$ 21,380$ 22,274$ Other Real Estate Owned (OREO) 3,225 5,299 9,225 13,224 5,852 3,846 3,152 5,194 Total Nonperforming Assets 36,019$ 35,983$ 33,927$ 35,667$ 19,091$ 25,774$ 24,532$ 27,468$ Performing Restructured Loans (TDRs) 13,873 15,313 7,944 13,502 11,836 6,769 7,329 7,338 NPAs/Assets 1.27% 1.06% 0.90% 0.68% 0.31% 0.42% 0.39% 0.41% NPAs+TDRs/Assets 1.76% 1.50% 1.11% 0.94% 0.51% 0.53% 0.50% 0.51% Reserves 29,653$ 37,492$ 40,921$ 46,075$ 52,687$ 54,608$ 56,536$ 56,864$ Reserves/Loans 1.44% 1.50% 1.39% 1.07% 1.05% 1.06% 1.05% 1.04% Charge-Offs NCOs/Average Loans 0.32% 0.37% 0.23% 0.17% 0.17% 0.09% 0.15% 0.14%

Consistent Asset Quality Total Loans ($mms) 22 Note: 2016 YTD data through September 30, 2016. Virginia HeritageBankacquisition closed on October 31, 2014. 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0% 20.0% $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 Sep- 12 Dec- 12 Mar- 13 Jun- 13 Sep- 13 Dec- 13 Mar- 14 Jun- 14 Sep- 14 Dec- 14 Mar- 15 Jun- 15 Sep- 15 Dec- 15 Mar- 16 Jun- 16 Sep- 16 Total Loans ($) NPAs (%) Charge Offs (%) (Dollar Values in Thousands) Loan NPAs/ Average Year Growth Assets Charge-Offs 2011 $380,756 1.27% 0.32% 2012 $436,839 1.06% 0.37% 2013 $452,063 0.90% 0.23% 2014 $1,367,241 0.68% 0.17% 2015 $685,969 0.31% 0.17% 2016 YTD $483,607 0.41% 0.13% Net Charge-Off History for the periods ended September 30, 2016 EGBN EGBN Loan Type 2 Year Avg. 3 Year Avg. Income Producing CRE 0.07% 0.05% Owner Occupied CRE 0.03% 0.07% Construction and Land 0.14% 0.22% Commercial & Industrial 0.39% 0.36%

CRE Risk Management  Executive & Board Level Oversight of Approval Process  Disciplined Underwriting  Proactive Portfolio Management  Quarterly Stress Testing of CRE Portfolio  Quarterly Independent Credit Review  Dedicated Special Assets Team 23

CRE Concentration 24 (1) All peer group and other data is from the FR Y-9C and Bank Holding Company Performance Report. Peer group data is based on the Company’s asset size at the time of reporting. (2) Represents CRE (excluding owner occupied) concentration as a percentage of EGBN consolidated risk-based capital. * F&T Bank acquisition closed on August 30, 2008. ** Virginia Heritage Bank acquisition closed on October 31, 2014. (Dollar Values in Thousands) 2006Y2007Y2008Y*2009Y2010Y2011Y2012Y2013Y2014Y**2015Y2016Q12016Q22016Q3 Total CRE Portfolio (excl Own Occ) 430,863$ 505,135$ 709,447$ 820,442$ 909,058$ 1,147,897$ 1,431,984$ 1,660,266$ 2,453,662$ 2,978,550$ 2,930,317$ 3,052,325$ 3,139,188$ CRE/Total Loans 68.38%70.06%55.81%58.50%51.77%47.63%57.44%56.37%56.78%59.59%56.83%56.50%57.36% CRE Nonperforming Loans NPLs/Total CRE 0.00%0.79%2.38%1.76%1.43%1.67%1.40%0.88%0.23%0.22%0.49%0.46% 0.46% Peer NPLs/Total CRE (1)0.44%1.01%2.94%4.45%4.42%3.52%2.40%1.50%0.86%0.52%0.49%0.46% Total Net Charge Offs NCOs/Total CRE 0.00%0.00%0.00%0.07%0.18%0.09%0.18%0.07%0.07%0.06%-0.02%-0.01% 0.05% Peer NCOs/Total CRE (1) 0.03%0.08%0.57%1.55%1.53%1.10%0.67%0.22%0.06%0.01%0.00%0.01% CRE Concentration (2)N/A 471.29%429.81%403.06%401.12%392.96%375.05%377.00%388.64%394.40%375.56%377.19%318.03%

ADC Concentration 25 (1) All peer group and other data is from the FR Y-9C and Bank Holding Company Performance Report. Peer group data is based on the Company’s asset size at the time of reporting. (2) Represents ADC concentration as a percentage of EGBN consolidated risk-based capital. * F&T Bank acquisition closed on August 30, 2008. ** Virginia Heritage Bank acquisition closed on October 31, 2014. (Dollar Values in Thousands) 2006Y2007Y2008Y*2009Y2010Y2011Y 2012Y 2013Y2014Y**2015Y2016Q12016Q22016Q3 Total ADC Portfolio 126,869$ 101,752$ 283,041$ 252,494$ 327,718$ 448,470$ 539,069$ 628,880$ 798,241$ 909,654$ 897,927$ 857,558$ 914,121$ ADC/Total Loans 20.14%14.11%22.27%18.00%18.66%18.61%21.62%21.35%18.47%18.20%17.42%15.87% 16.70% ADC Nonperforming Loans NPLs/Total ADC 0.00%3.96%6.28%6.30%4.50% 3.89% 3.45% 1.33% 0.51% 0.08% 0.63% 0.65% 0.56% Peer NPLs/Total ADC (1)0.30%1.50%5.60%10.75%11.24% 8.85% 6.51% 2.91% 1.28% 0.63% 0.57% 0.45% Total Net Charge Offs NCOs/Total ADC 0.00%0.00%0.16%0.07%0.52% 0.28% 0.44% 0.21% 0.26% -0.02%-0.09%-0.05% 0.22% Peer NCOs/Total ADC (1) 0.02%0.08%1.30%3.88%4.30% 3.09% 2.37% 0.46% -0.11%-0.04%-0.05%-0.05% ADC Concentration (2) 157.52%114.82%171.48%124.04%144.60%153.52%141.19%142.80%126.44%120.45%115.08%105.97%92.61%

Capital Strength

(Dollar Values in Thousands)	2011Y	2012Y	2013Y	2014Y	2015Y	2016Q1	2016Q2	2016Q3
Total Assets	$ 2,831,255	$ 3,409,441	$ 3,771,503	$ 5,247,880	$ 6,075,577	$ 6,131,222	$ 6,365,320	$ 6,762,132
Total Common Stockholders' Equity	$ 210,111	$ 293,376	$ 337,263	$ 548,859	$ 738,601	$ 762,496	$ 788,628	$ 815,639
Total Regulatory Capital	$ 292,137	$ 381,808	$ 440,332	$ 631,340	$ 755,212	$ 780,772	$ 809,220	$ 987,068
Tier 1 Leverage Ratio	8.21%	10.44%	10.93%	10.69%	10.90%	11.01%	11.24%	11.12%
Tier 1 Risk Based Capital Ratio	10.33%	10.80%	11.53%	10.39%	10.68%	10.83%	10.74%	10.83%
Total Risk Based Capital Ratio	11.84%	12.20%	13.01%	12.97%	12.75%	12.87%	12.71%	15.05%
Common Equity Tier 1 (CETI) Ratio	N/A	N/A	N/A	N/A	10.68%	10.83%	10.74%	10.83%
Tangible Common Equity Ratio (1)	7.29%	8.50%	8.86%	8.54%	10.56%	10.86%	10.88%	10.64%

- $150 million of 10 Year, 5 Year non-call, 5.00% Subordinated Notes sold in July 2016
- $100 million of Common Equity raised through an underwritten offering in March 2015
- $70 million of 10 Year non-call 5.75% Subordinated Notes sold in August 2014
- $10 million of Common Equity raised through an underwritten offering in October 2012
- $35 million of Common Equity raised through an At the Market Offering during May through October 2012

(1) This constitutes a non-GAAP financial measure. Please refer to the Non-GAAP reconciliation and footnotes in the appendices on pages 32 - 34.

26

Key Success Factors  Building and maintaining core relationships o Cross sales o Focus on key customers  Maintenance of strong credit culture o Conservative underwriting criteria and loan policies o Disciplined committee approval and review process o Periodic loan and portfolio stress testing o Proactive identification and resolution of problem credits  Built and preserved a strong capital position and balance sheet o Nine capital raising events since August 2008 o 31 consecutive quarters of increasing profitability (since January 1, 2009) have consistently bolstered the capital position 27

Key Success Factors (continued)  Disciplined ALCO process  Maintained focus on areas of strength o Concentration on core geographic markets and products  Built the proper infrastructure to support the increased volume of business and regulation  Comprehensive Management and Board level reporting  Human Resources o Recruiting of strong, seasoned bankers with local market knowledge and experience o Well designed, incentive based compensation plans o Stability of staff, low turnover rate 28

EagleBank Growth Strategy  Profitability • Pricing discipline to sustain Net Interest Margin • Diligent expense control to maintain Efficiency Ratio  Maintain Credit Quality • Enhanced monitoring of portfolio • Expanded stress testing  Emphasis on Organic Growth • Only 3.14% deposit market share in DC Metro Area • Significant opportunities to expand relationships, particularly in Northern Virginia • Attract new relationships and develop cross sell opportunities  Improve Growth of Noninterest Income Components of Revenue • SBA guaranteed loans, residential mortgage origination, FHA commercial mortgage origination, treasury management services, insurance 29

Stock Price Performance 1 Year 3 Year 5 Year EGBN 3.3% 85.8% 289.8% NASDAQ Bank Stock Index 6.5% 25.7% 92.3% NASDAQ Stock Market Index 2.7% 32.4% 93.3% S & P 500 Index 2.3% 21.0% 69.6% EGBN Stock Price Performance SOURCE: SNL Financial, Chart and calculations as of close of trading on October 31, 2016 30

Appendices 31

Non-GAAP Reconciliation 32 GAAP Reconciliation (Unaudited) (dollars in thousands except per share data) December 31, 2015 March 31, 2016 June 30, 2016 September 30, 2016 Common shareholders' equity 738,601$ 762,496$ 788,628$ 815,639$ Less: Intangible assets (108,542) (108,268) (108,021) (107,694) Tangible common equity 630,059$ 654,228$ 680,607$ 707,945$ Book value per common share 22.07$ 22.71$ 23.48$ 24.28$ Less: Intangible book value per common share (3.24) (3.23) (3.21) (3.20) Tangible book value per common share 18.83$ 19.48$ 20.27$ 21.08$ Total assets 6,075,577$ 6,131,222$ 6,365,320$ 6,762,132$ Less: Intangible assets (108,542) (108,268) (108,021) (107,694) Tangible assets 5,967,035$ 6,022,954$ 6,257,299$ 6,654,438$ Tangible common equity ratio 10.56% 10.86% 10.88% 10.64%

Non-GAAP Reconciliation 33 GAAP Reconciliation (Unaudited) (dollars in thousands except per share data) December 31, 2011 December 31, 2012 December 31, 2013 December 31, 2014 December 31, 2015 Common shareholders' equity 210,111$ 293,376$ 337,263$ 548,859$ 738,601$ Less: Intangible assets (4,145) (3,785) (3,510) (109,908) (108,542) Tangible common equity 205,966$ 289,591$ 333,753$ 438,951$ 630,059$ Book value per common share 9.57$ 11.62$ 13.03$ 18.21$ 22.07$ Less: Intangible book value per common share (0.19) (0.15) (0.14) (3.65) (3.24) Tangible book value per common share 9.38$ 11.47$ 12.89$ 14.56$ 18.83$ Total assets 2,831,255$ 3,409,441$ 3,771,503$ 5,247,880$ 6,076,649$ Less: Intangible assets (4,145) (3,785) (3,510) (109,908) (108,542) Tangible assets 2,827,110$ 3,405,656$ 3,767,993$ 5,137,972$ 5,968,107$ Tangible common equity ratio 7.29% 8.50% 8.86% 8.54% 10.56%

Non-GAAP Reconciliation Footnotes 34 (1) Tangible common equity to tangible assets (the "tangible common equity ratio") and tangible book value per common share are non-GAAP financial measures derived from GAAP-based amounts. The Company calculates the tangible common equity ratio by excluding the balance of intangible assets from common shareholders' equity and dividing by tangible assets. The Company calculates tangible book value per common share by dividing tangible common equity by common shares outstanding, as compared to book value per common share, which the Company calculates by dividing common shareholders' equity by common shares outstanding. The Company considers this information important to shareholders' as tangible equity is a measure that is consistent with the calculation of capital for bank regulatory purposes, which excludes intangible assets from the calculation of risk based ratios and as such is useful for investors, regulators, management and others to evaluate capital adequacy and to compare against other financial institutions.

35 Market Information –Washington, DC MSA  Population 6.2 Million □ 5th largest market in the U.S.  Employment 3.2 Million □ 76,000 new jobs created from August 2015 to August 2016 □ Employment growth driven by private sector, over 320,000 net new private sector jobs created over last five years □ Unemployment rate of 4.0% vs. US average of 5.0% (August 2016)  Gross Regional Product (GRP) $491 Billion □ 5th largest regional economy in the U.S. □ 25.0% growth in GRP over the last 10 years □ Federal Government Spending is 30.0% of GRP □ Highest median household income of any major U.S. market SOURCE: Greater Washington Board of Trade Regional Report, Bureau of Labor Statistics, Center for Regional Analysis, George Mason University

36 Other 8.9% Non-Local Business 10.6% Associations 2.2% Hospitality 3.6% International 4.9% Other Federal 13.7% Federal Procurement 16.3% Local Business 39.9% Greater Washington Economy NOTE: Other includes Health Care/Education and Media SOURCE: The Wall Street Journal, George Mason University -Center for Regional Analysis, Bureau of Economic Analysis Total Federal Spending = 30% of GRP GRP Contribution by Sub-market Gross Regional Product $491 Billion Suburban Maryland 28.0% District of Columbia 24.0% Northern Virginia 48.0%

Loan Portfolio and Growth 37 (Dollar Values in Thousands) Annual Growth Rate Year-to-Date (Annualized) Loan Type Balance % of Total Balance % of Total Balance % of Total % % Commercial and Industrial1,007,659$ 21.1% 1,052,257$ 21.1% 1,130,042$ 20.6% 12.1% 9.8% Owner Occupied 489,657 10.3% 498,102 10.0% 590,427 10.8% 20.6% 24.7% Owner Occupied-Const. 60,487 1.3% 79,769 1.6% 104,676 1.9% 73.1% 41.5% Income Producing 2,022,950 42.2% 2,115,477 42.2% 2,551,186 46.6% 26.1% 27.4% Construction 800,412 16.8% 857,328 17.2% 778,081 14.2% (2.8%) (12.3%) Land 126,853 2.7% 128,279 2.6% 60,056 1.1% (52.7%) (70.7%) Residential Mortgage 147,720 3.1% 147,367 2.9% 154,439 2.8% 4.5% 6.4% Home Equity 115,346 2.4% 112,885 2.3% 106,856 1.9% (7.4%) (7.1%) Other Consumer 5,881 0.1% 6,904 0.1% 6,212 0.1% 5.6% (13.3%) Total Loans 4,776,965$ 100.0% 4,998,368$ 100.0% 5,481,975$ 100.0% 14.8% 12.9% As of September 30, 2015 As of December 31, 2015 As of September 30, 2016

Geographic Detail - Income Producing CRE

(Dollar Value in Thousands)

County	Redevel./ Retail	Office/ Condo	Hotel	Multi-Family	Mixed Use	Single & 1-4 Family	Industrial	Other	TOTAL	% of Total
Maryland										
Montgomery	$ 42,170	$ 68,466	$ 14,105	$ 592	$ 67,160	$ 25,822	$ 7,353	$ 38,666	$ 264,334	10.4%
Prince George's	54,547	24,786	20,138	35,284	7,127	2,402	11,331	17,858	173,473	6.8%
Baltimore	75,261	23,662	20,471	5,734	7,186	6,766	16,629	640	156,349	6.1%
Anne Arundel	31,942	3,160	9,512	42,233	-	482	4,325	4,186	95,840	3.8%
Frederick	42,391	12,341	-	-	578	7,299	2,454	10,050	75,113	2.9%
Howard	1,778	4,548	-	-	2,519	9,558	-	13,200	31,603	1.2%
Eastern Shore	-	2,050	57,914	-	-	1,446	-	-	61,410	2.4%
Charles	-	-	-	-	-	263	-	7,862	8,125	0.3%
Other MD	1,611	5,484	-	183	2,662	204	12,660	834	23,638	0.9%
Washington DC	94,061	107,793	170,816	176,926	113,099	87,599	8,220	195,937	954,451	37.5%
Virginia										
Fairfax	50,399	108,550	-	985	10,006	24,582	712	96,488	291,722	11.4%
Alexandria	5,070	27,276	-	-	1,786	4,248	4,601	25,895	68,876	2.7%
Loudoun	11,864	1,533	-	-	-	3,203	2,236	6,785	25,621	1.0%
Arlington	-	25,619	-	274	30,367	8,321	-	6,145	70,726	2.8%
Prince William	29,184	15,337	-	-	-	640	3,848	19,050	68,059	2.7%
Fauquier	2,078	2,457	-			500	-	5,039	10,074	0.4%
Other VA	22,558	17,374	-	1,240	111	1,879	46,947	8,048	98,157	3.8%
Other USA	13,372	13,406	2,543	5,082	760	12,750	2,230	23,472	73,615	2.9%
Total	$478,286	$463,842	$295,499	$268,533	$243,361	$197,964	$123,546	$480,155	$2,551,186	100.0%
% of Total	18.8%	18.2%	11.6%	10.5%	9.5%	7.8%	4.8%	18.8%	100.0%	

- Focus in core sub-markets: Washington, DC, Montgomery County, Fairfax County

NOTE: Data as of September 30, 2016

38

Geographic Detail – Construction

(Dollar Value in Thousands)

County	Single & 1-4 Family	Office	Multi-Family	Mixed Use	Residential Condo	Hotel	Retail	Other	TOTAL	% of Total
Maryland										
Montgomery	$ 54,407	$ 32,034	$ 15,522	$ 9,343	$ 3,330	$ -	$ -	$ 7,223	$ 121,859	15.7%
Prince George's	7,343	-	1	11,530	-	-	-	15,226	34,100	4.4%
Baltimore	294	-	4,675	-	-	4,319	1,260	4,721	15,269	2.0%
Anne Arundel	1,321	-	-	-	-	-	1,832	-	3,153	0.4%
Eastern Shore	564	-	-	-	-	-	-	-	564	0.1%
Charles	-	-	-	-	-	-	-	-	-	0.0%
Other MD	627	-	5,042	-	-	-	-	-	5,669	0.7%
Washington DC	73,241	24,363	107,138	26,514	59,766	41,669	12,700	6,098	351,489	45.1%
Virginia										
Fairfax	45,176	42,555	687	9,953	-	-	1,909	400	100,680	12.9%
Alexandria	8,227	1,223	-	21,720	-	-	13,428	-	44,598	5.7%
Loudoun	803	13,546	-	-	3,246	-	-	19,950	37,545	4.8%
Arlington	23,444	-	-	-	-	-	-	-	23,444	3.0%
Prince William	2,387	-	-	2,252	-	-	-	5,438	10,077	1.3%
Fauquier	-	-	-	-	-	-	-	-	-	0.0%
Other VA	-	24,276	3,155	-	942	-	-	81	28,454	3.7%
Other USA	1,180	-	-	-	-	-	-	-	1,180	0.2%
Total	$219,014	$137,997	$136,220	$81,312	$67,284	$45,988	$31,129	$59,137	$778,081	100.0%
% of Total	28.2%	17.7%	17.5%	10.5%	8.6%	5.9%	4.0%	7.6%	100.0%	
Renovation	$ 72,857	$ 129,601	$ 95,367	$ 49,267	$ 15,055	$ 7,001	$ 27,960	$ 12,663	$ 409,771	52.7%
Ground-Up	$ 146,157	$ 8,396	$ 40,853	$ 32,045	$ 52,229	$ 38,987	$ 3,169	$ 46,474	$ 368,310	47.3%

- Focus in core sub-markets: Washington, DC, Montgomery County, Fairfax County
- Recognized expertise in Single Family and Condo construction lending
- Portfolio is diversified among collateral types

NOTE: Data as of September 30, 2016

39

Conservative Securities Portfolio

(Dollar Values in Thousands)

Security Type	Amortized Cost	Gross Unrealized Gain	Gross Unrealized Losses	Estimated Fair Value	Amrt. Cost % of Total Securities
	September 30, 2016				
US Government Agency Securities	$55,862	$638	$136	$56,364	13.2%
Mortgage Backed Securites - GSEs	264,101	2,284	350	266,035	62.4%
Municipal Bonds	94,923	4,954	-	99,877	22.4%
Corporate Bonds	8,009	68	23	8,054	1.9%
Other Equity Investments	310	28	-	338	0.1%
Total Securities	$423,205	$7,972	$509	$430,668	100.0%

Security Type	Amortized Cost	Gross Unrealized Gain	Gross Unrealized Losses	Estimated Fair Value	Amrt. Cost % of Total Securities
	December 31, 2015				
US Government Agency Securities	$56,775	$477	$277	$56,975	11.7%
Mortgage Backed Securites - GSEs	299,709	692	3,160	297,241	61.6%
Municipal Bonds	114,253	4,131	3	118,381	23.5%
Corporate Bonds	15,090	-	152	14,938	3.1%
Other Equity Investments	307	27	-	334	0.1%
Total Securities	$ 486,134	$ 5,327	$ 3,592	$ 487,869	100.0%

Security Type	Amortized Cost	Gross Unrealized Gain	Gross Unrealized Losses	Estimated Fair Value	Amrt. Cost % of Total Securities
	September 30, 2015				
US Government Agency Securities	$68,289	$879	$90	$69,078	13.2%
Mortgage Backed Securites - GSEs	320,978	2,172	1,130	322,020	61.8%
Municipal Bonds	114,137	3,824	95	117,866	22.0%
Corporate Bonds	15,096	-	78	15,018	2.9%
Other Equity Investments	307	37	-	344	0.1%
Total Securities	$518,807	$6,912	$1,393	$524,326	100.0%

- Portfolio has $7.5 million of net unrealized gains at September 30, 2016
- No holdings of GSE equities or bank Trust Preferred or bank Trust Preferred CDOs
- Average life of portfolio is 3.4 years
- Excludes Federal Reserve and Federal Home Loan Bank stock

40

▪Designated as a “Challenger” Bank 2015 ▪Honor Roll of Community Banks 2010-2015 Nationally Recognized Financial Performance ▪Community Bankers Cup Award 2012-2015 ▪Ronald D. Paul named East Coast Region Community Banker of the Year 2014 Independent Community Bankers of America 41 ▪“Top Investment Idea” Recommendation 2012 ▪“Sm-All Stars” Designation 2011, 2013, 2014, 2015 & 2016

Highly Regarded by Bank Rating Firms FIRM BANK RATING 300/300 Green -*** BAUERFINANCIAL, INC A- 42

Experienced Management Team 43 Ronald D. Paul, Chairman, President and CEO Mr. Paul, a founder of EagleBank, has served as Chairman since May 2008, and prior to that time was Vice Chairman and Chief Executive Officer since the organization of the Company.Since June 2006, he has served as Chief Executive Officer of the Bank. Mr. Paul is also President of Ronald D. Paul Companies and RDP Management, which are engaged in the business of real estate investment and management for office and multi-family properties. Mr. Paul was a director of Allegiance Bank and of Allegiance Banc Corporation from 1990until its acquisition by F&M, including serving as Vice Chairman of the Board of Directors from 1995.Mr. Paul is also active in various charitable organizations, including serving as Vice Chairman of the Board of Directors of the National Kidney Foundation from 1996 to 1997,and Chairman from 2002 to 2003. Mr. Paul is a Trustee of the University of Maryland College Park Foundation. He sits on the Boardofthe Washington Hospital Center and the Metropolitan Washington Board of Trade. Mr. Paul has been named “Washingtonian of the Year” by Washingtonian magazine and in 2009 was named the “Greater Washington Entrepreneur of the Year” by Ernst & Young. In 2012 he was elected to the Washington Business Hall of Fame and was named “Community Banker of the Year” by the American Bankermagazine. In 2014 Mr. Paul was named Community Banker of the Year for the Eastern Region by the Independent Community Bankers of America. Susan G. Riel, Senior EVP, Chief Operating Officer of EagleBank & EVP, Eagle Bancorp, Inc. Ms. Riel, Senior Executive Vice President -Chief Operating Officer of the Bank, and formerly Chief Administrative Officer. Ms. Riel has been with the bank for 16 years. She previously served as Executive Vice President -Chief Operating Officer of Columbia First Bank, FSB from 1989 until that institution’s acquisition by First Union Bancorp in 1995.She is one of the founding officers of EagleBank. Ms.Riel has over 35 years of experience in the commercial banking industry. James H. Langmead, EVP, Chief Financial Officer, Eagle Bancorp, Inc. and EagleBank Mr. Langmead, Executive Vice President and Chief Financial Officer of the Company since January 2007, and Executive Vice President and Chief Financial Officer of the Bank since January 2005, previously served as Chief Financial Officer of Sandy Spring Bank andSandy Spring Bancorp. Mr. Langmead, a CPA, served in various financial and senior management roles with Sandy Spring Bank from 1992 through 2004. Prior to that time, Mr. Langmead managed the finance group at the Bank of Baltimore.

Experienced Management Team 44 Janice L. Williams, EVP, Chief Credit Officer Ms. Williams, Executive Vice President and Chief Credit Officer of the Bank, has served the Bank as Credit Officer, Senior Credit Officer and Chief Credit Officer for the past 11 years.Prior to employment with the Bank, Ms. Williams was with Capital Bank, Sequoia Bank, and American Security Bank. Additionally, Ms. Williams, a graduate of Georgetown University Law Center and a Member of the MarylandBar, was previously employed in the private practice of law in Maryland. Laurence E. Bensignor, EVP & General Counsel, Eagle Bancorp, Inc. and EagleBank Mr. Bensignor joined the bank after 29 years in the legal and real estate industries in the Washington, DC area. For ten years, Mr. Bensignor served as Trustee of the Van Metre Family Trusts, the controlling owner of a private, multifaceted real estate organization. Previously, he was a partner and chaired the real estate practice group in the Washington, DC office of the national law firm of Arter & Hadden and formerly was a partner in the Washington, DC law firm of Melrod, Redman & Gartlan. Mr. Bensignor is a Fellow of the American College of RealEstate Lawyers. Antonio F. Marquez, EVP, Chief Commercial Real Estate Lending Officer Mr. Marquez, Executive Vice President, recently joined EagleBank as the Chief Real Estate Lender. Prior to joining EagleBank,Mr. Marquez established the real estate lending franchise for HSBC for the Washington, DC market Earlier he was the head of Commercial Real Estate lending at Chevy Chase Bank from 1999 to 2005 and prior to that held various lending positions at Chase Manhattan Bank in NewYork and The Riggs National Bank in Washington, D.C. Mr. Marquez has over 30 years of experience in the banking industry in the Washington, DC metropolitan area. Lindsey S. Rheaume, EVP, Chief C&I Lending Officer Mr. Rheaume joined EagleBank as Chief C&I Lending Officer in December 2014 and has over 25 years of commercial lending, credit risk and managerial experience in the financial industry. Most recently, he served as relationship executive for JP Morgan Chase, responsible for business development in the DC, suburban Maryland and Northern Virginia market with clients ranging in revenue from $20MM to $500MM. Previously, he served as executive vice president and commercial lending manager at Virginia Commerce Bank—which was acquired by United Bank in 2014—where he managed the bank’s entire commercial and industrial lending activities. Earlier in his career, he held senior commercial lending and credit positions with SunTrust Bank, GE Capital and Bank of America.

Historical Balance Sheet

(Dollar Values in Thousands)	2011Y	2012Y	2013Y	2014Y	2015Y	5 Year Compound Growth Rate	2016YTD
Assets							
Cash and Equivalents	$232,411	$339,334	$306,960	$256,025	$298,363	38.7%	$519,027
Securities Available for Sale	324,053	310,514	389,405	404,903	504,772	16.3%	450,588
Total Cash and Securities	556,464	649,848	696,365	660,928	803,135	22.1%	969,615
Gross Loans HFI	2,056,256	2,493,095	2,945,158	4,312,399	4,998,368	24.4%	5,481,975
Loan Loss Reserves	29,653	37,492	40,921	46,075	52,687	16.3%	56,864
Loans Held for Sale	176,826	226,923	42,030	44,317	47,492	(10.0%)	78,118
Total Net Loans	2,203,429	2,682,526	2,946,267	4,310,641	4,993,173	23.6%	5,503,229
Real Estate Owned	3,225	5,299	9,225	13,224	5,852	(2.7%)	5,194
Total Intangibles	3,966	3,642	3,276	109,626	108,155	93.0%	107,247
Total Servicing Rights	179	143	234	282	387	20.4%	447
Other Assets	63,992	67,983	116,136	153,179	164,875	26.2%	176,400
Total Assets	$2,831,255	$3,409,441	$3,771,503	$5,247,880	$6,075,577	23.8%	$6,762,132
Liabilities							
Deposits	$2,392,095	$2,897,222	$3,225,414	$4,310,768	$5,158,444	24.5%	$5,558,149
FHLB Borrowings	40,000	30,000	30,000	140,000	0	(100.0%)	50,000
Repurchase Agreements	103,362	101,338	80,471	61,120	72,356	(5.8%)	71,642
Subordinated Debt	9,300	9,300	9,300	79,300	68,928	49.3%	216,419
Other Liabilities	19,787	21,605	32,455	35,933	37,248	27.7%	50,283
Total Liabilities	2,564,544	3,059,465	3,377,640	4,627,121	5,336,976	23.1%	5,946,493
Equity							
Preferred Equity	56,600	56,600	56,600	71,900	0	(100.0%)	0
Common Equity	205,236	287,911	340,582	546,212	738,410	32.6%	816,579
Net Unrealized Gain (Loss)	4,875	5,465	(3,319)	2,647	191	(37.8%)	(940)
Total Stockholders Equity	266,711	349,976	393,863	620,759	738,601	29.3%	815,639
Total Liabilities and Equity	$2,831,255	$3,409,441	$3,771,503	$5,247,880	$6,075,577	23.8%	$6,762,132
Balance Sheet Analysis (%)							
Total Gross Loans/ Total Assets	72.63	73.12	78.09	82.17	82.27		81.07
Loans/ Deposits	85.96	86.05	91.31	100.04	96.90		98.63
Reserves/ Loans	1.44	1.50	1.39	1.07	1.05		1.04
Annualized Growth Rates (%)							
Asset Growth Rate	35.51	20.42	10.62	39.15	15.77		15.03
Gross Loans HFI	22.72	21.24	18.13	46.42	15.91		12.87
Deposit Growth Rate	38.53	21.12	11.33	33.65	19.66		10.31

45

Historical Income Statement

(Dollar Values in Thousands, except per share data)

	2011Y	2012Y	2013Y	2014Y	2015Y	5 Year Compound Growth Rate	2016YTD
Total Interest Income	$ 119,124	$ 141,943	$ 157,294	$ 191,573	$ 253,180	21.2%	$ 210,010
Total Interest Expense	20,077	14,414	12,504	13,095	19,238	(0.6%)	18,870
Net Interest Income	99,047	127,529	144,790	178,478	233,942	24.9%	191,140
Loan Loss Provision	10,983	16,190	9,602	10,879	14,638	9.5%	9,219
Service Charges on Deposits	3,318	3,937	4,607	4,906	5,397	12.0%	4,303
Gain/Loss on Sale of Loans	6,057	13,942	14,578	6,886	11,973	33.4%	8,464
Gain/Loss on Sale of Securities	1,445	690	19	22	2,254	11.1%	1,123
Loss on early extinguishment of debt	-	(529)	-	-	(1,130)	100.0%	-
BOLI Revenue	401	392	720	1,283	1,589	29.9%	1,171
Other Noninterest Income	2,280	2,932	4,792	5,248	6,545	32.9%	5,209
Total Noninterest Income	13,501	21,364	24,716	18,345	26,628	23.6%	20,270
Salaries and Employee Benefits	34,518	43,684	47,481	57,268	61,749	19.3%	49,157
Premises and Equipment Expenses	8,371	10,218	11,923	13,317	16,026	13.6%	11,419
Marketing and Advertising	1,626	1,759	1,686	1,999	2,748	21.0%	2,551
Data Processing	3,554	4,415	5,903	6,163	7,533	23.4%	5,716
Legal, Accounting and Professional Fees	3,974	4,253	2,969	3,439	3,729	4.5%	2,845
FDIC Insurance	2,195	2,089	2,263	2,333	3,154	3.2%	2,193
Merger Expenses	-	-	-	4,699	141	100.0%	-
Other Noninterest Expenses	9,038	10,113	12,354	10,510	15,636	15.3%	11,354
Total Noninterest Expense	63,276	76,531	84,579	99,728	110,716	16.8%	85,235
Net Income Before taxes	38,289	56,172	75,325	86,216	135,216	39.3%	116,956
Income taxes	13,731	20,883	28,318	31,958	51,049	41.2%	44,966
Net Income	24,558	35,289	47,007	54,258	84,167	38.3%	71,990
Preferred Dividends	1,511	566	566	614	601	(14.3%)	-
Net Income Available to Common	$ 23,047	$ 34,723	$ 46,441	$ 53,644	$ 83,566	40.3%	$ 71,990
Earnings per Share - Diluted	$ 1.04	$ 1.46	$ 1.76	$ 2.08	$ 2.50		$ 2.11

Virginia Heritage Bank acquisition closed on October 31, 2014.
Data for 2014 is shown on an operating basis, net of merger related expenses; Please refer to the Non-GAAP reconciliation and footnotes in the appendices on pages 32 - 34.

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